UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 2, 2005


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



                           MARYLAND 1-13589 36-4173047
           ----------------------------------------------------------
        (State or other jurisdiction of (Commission File (I.R.S. Employer incorporation or organization) Number) Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

Prime Group Realty Trust (the "Company") issued a Press Release on June 3, 2005 disclosing the declaration by its Board of Trustees of a quarterly distribution on the Company's Series B Preferred Shares to holders of record as of June 15, 2005. Under the Company's charter, this distribution is deemed to be a quarterly distribution that relates to the first quarter 2004 distribution period, the earliest accrued but unpaid quarterly distribution on the Series B Preferred Shares.

In addition, pursuant to the previously disclosed agreement and plan of merger with affiliates of The Lightstone Group, LLC ("Lightstone"), the Company agreed to pay distributions to holders of the Series B Preferred Shares upon completion of the proposed merger for each quarter for which a quarterly distribution has accrued and remains unpaid and for the entire quarter in which the completion of the merger with Lightstone occurs, regardless if such distribution has fully accrued. At its June 2, 2005 meeting, the Board of Trustees determined the date for the payment of these distributions to be the date on which the proposed merger with Lightstone is completed and the payment of such distributions to be made to holders of record on the date ten days' prior to the date the merger with Lightstone is completed. If the date ten days' prior to the date the proposed merger with Lightstone is completed is not a business day, the business day next preceding such date shall be the record date. If the proposed merger with Lightstone is completed and these distributions are paid, all previously accrued and unpaid quarterly dividends on the Series B Preferred Shares will have been paid.

The completion of the proposed merger with Lightstone is subject to, among other things, a number of customary conditions including the approval of a majority of the holders of the Company's common shares. A special meeting of the holders of the Company's common shares to consider the proposed merger with Lightstone has been called for June 28, 2005, to be held at 11:30 a.m. at the offices of the Company's outside legal counsel, Winston & Strawn LLP, 35 West Wacker Drive, 35th Floor, Conference Room 35A, Chicago, Illinois.

A copy of the Press Release, which is hereby incorporated into this filing in its entirety, is attached to this Form 8-K as Exhibit No. 99.1.

This Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words, "will be," "believes," "expects," "anticipates," "estimates," and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.

In connection with the proposed merger with Lightstone, the Company filed a definitive proxy statement and other materials with the Securities and Exchange Commission on May 23, 2005. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Company and its officers and trustees may be deemed to be "participants" in the solicitation of proxies with respect to the proposed merger with Lightstone. Information regarding such individuals is included in the Company's proxy statements (including the proxy statement relating to the proposed merger with Lightstone) and Annual Reports on Form 10-K previously filed with the Securities and Exchange Commission. Investors may obtain a free copy of the proxy statement and other relevant documents as well as other materials filed with the Securities and Exchange Commission concerning the Company and these individuals at the Securities and Exchange Commission's website at http:www.sec.gov. These materials and other documents may also be obtained for free from: Prime Group Realty Trust, 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601, Attn:
Investor Relations.



ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

                 Exhibit
                   No.              Description
                   ---              -----------
                   99.1             Text of Press Release of Prime Group Realty
                                    Trust dated June 3, 2005.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            PRIME GROUP REALTY TRUST



Dated: June 3, 2005                By: /s/  Jeffrey A. Patterson
                                       ------------------------------------

                                       Jeffrey A. Patterson
                                       President and Chief Executive Officer

                                                                   EXHIBIT 99.1

             PRIME GROUP REALTY TRUST DECLARES QUARTERLY SERIES "B"
            PREFERRED DIVIDEND AND SETS RECORD AND PAYMENT DATES FOR
             PREVIOUSLY CONDITIONALLY DECLARED QUARTERLY SERIES "B"
                              PREFERRED DIVIDENDS


Chicago, IL. June 3, 2005 - Prime Group Realty Trust (NYSE: PGE; the "Company") announced that at a Board of Trustees' meeting held on June 2, 2005, the Company's Board declared a distribution of $0.5625 per share on the Company's Series "B" Preferred Shares to preferred shareholders of record as of June 15, 2005, payable on the earlier of (i) the closing of the previously disclosed proposed merger of the Company with and into an affiliate of The Lightstone Group, LLC ("Lightstone"), currently anticipated to be on June 28, 2005, or (ii) July 29, 2005. Under the Company's Charter, this distribution is deemed to be a quarterly distribution that relates to the first quarter 2004 distribution period, the earliest accrued but unpaid quarterly distribution on the Series "B" Preferred Shares.

In addition, pursuant to the terms of the previously disclosed agreement and plan of merger with affiliates of Lightstone, the Company's Board of Trustees, at a Board meeting held on February 16, 2005, conditionally declared distributions to holders of the Series "B" Preferred Shares for each quarter for which a quarterly distribution has accrued and remains unpaid and for the entire quarter in which the completion of the proposed merger with Lightstone occurs, regardless if such distribution has fully accrued. The Company agreed to pay these distributions only if the proposed merger with Lightstone is completed. The result of the conditional declaration is that, (i) upon and in the event the proposed merger with Lightstone is completed on or prior to June 30, 2005, the holders of Series "B" Preferred Shares will receive an additional distribution of $2.8125 per share (not including the unconditional distribution described in the foregoing paragraph), or (ii) upon and in the event the proposed merger with Lightstone is completed after June 30, 2005, the holders of Series "B" Preferred Shares will receive an additional distribution of $3.3750 per share (not including the unconditional distribution described in the foregoing paragraph). At the June 2, 2005 meeting, the Board of Trustees determined the date for the payment of these conditionally declared distributions to be the date on which the proposed merger with Lightstone is completed and the payment of such distributions to be made to holders of record on the date ten days' prior to the date the proposed merger with Lightstone is completed. If the date ten days' prior to the date the proposed merger with Lightstone is completed is not a business day, the business day next preceding such date will be the record date. If the proposed merger with Lightstone is completed and these distributions are paid, all previously accrued and unpaid quarterly dividends on the Series "B" Preferred Shares will have been paid.

Accordingly, the total of the distributions described in the foregoing two paragraphs to the holders of the Series "B" Preferred Shares will be (i) $3.3750 per share if the proposed merger with Lightstone closes on or before June 30, 2005, or (ii) $3.9375 per share if the merger closes after June 30, 2005.

The completion of the proposed merger with Lightstone is subject to, among other things, a number of customary conditions including the approval of a majority of the holders of the Company's common shares. A special meeting of the holders of the Company's common shares to consider the proposed merger with Lightstone has been called for June 28, 2005, to be held at 11:30 a.m. at the offices of the Company's outside legal counsel, Winston & Strawn LLP, 35 West Wacker Drive, 35th Floor, Conference Room 35A, Chicago, Illinois.

With respect to the payment of the Series "B" distributions referred to above, there can be no assurance as to the timing and amounts of any future distributions, including the conditionally declared distributions which will be paid only upon completion of the proposed merger with Lightstone, and the payment of any preferred distributions at that time should not be construed to convey any degree of certainty with respect to future distribution payments. Management and the Company's Board of Trustees review the Company's cash position and the Company's requirements for cash reserves each quarter prior to making any decision with respect to paying distributions.

About the Company

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops and redevelops office and industrial real estate, primarily in metropolitan Chicago. The Company owns 11 office properties containing an aggregate of 4.6 million net rentable square feet, one industrial property comprised of approximately 120,000 square feet, three joint venture interests in office properties totaling 2.8 million net rentable square feet, and approximately 6.3 acres of land suitable for new construction. To learn more, visit the company website at www.pgrt.com.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.


In connection with the proposed merger with Lightstone, the Company filed a definitive proxy statement and other materials with the Securities and Exchange Commission on May 23, 2005. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Company and its officers and trustees may be deemed to be "participants" in the solicitation of proxies with respect to the proposed merger with Lightstone. Information regarding such individuals is included in the Company's proxy statements (including the proxy statement relating to the proposed merger with Lightstone) and Annual Reports on Form 10-K previously filed with the Securities and Exchange Commission. Investors may obtain a free copy of the proxy statement and other relevant documents as well as other materials filed with the Securities and Exchange Commission concerning the Company and these individuals at the Securities and Exchange Commission's website at http:www.sec.gov. These materials and other documents may also be obtained for free from: Prime Group Realty Trust, 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601, Attn:
Investor Relations.


CONTACT:



 Jeffrey A. Patterson              Richard M. FitzPatrick
 President and CEO                 Chief Financial Officer
 (312) 917-1300                    (312) 917-1300